UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2025

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 Airport Parkway, San Jose, California	95110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HTBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the

Exchange Act. ☐

ITEM 2.02RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 24, 2025, Heritage Commerce Corp (the “Company”), the holding company for Heritage Bank of Commerce, issued a press release announcing preliminary unaudited financial results for the second quarter and six months ended June 30, 2025. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this report set forth under this Item 2.02 shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

ITEM 5.02 APPOINTMENT OF CERTAIN OFFICERS

On July 24, 2025, the Company announced the appointment of Seth Fonti as Executive Vice President and Chief Financial Officer of the Company and the Bank effective July 24, 2024 (“Effective Date”). As of the Effective Date, Tom Sa will cease serving as Interim Chief Financial Officer of the Bank and will continue to serve as Chief Operating Officer and Executive Vice President of the Company and the Bank.

Mr. Fonti, age 45, brings more than two decades of financial leadership experience across global and domestic banking institutions. Most recently, he served as Managing Director and Head of Strategy, Corporate Development, and Strategic Finance for MUFG Americas Holding Corporation (“MUFG Americas”). Mr. Fonti joined MUFG Americas in 2012 and previously served as Director of Strategy and Strategic Finance and Director of Finance, Planning and Analysis and Strategic Finance.

In connection with his appointment, Mr. Fonti entered into an at-will employment agreement, effective July 24, 2025 (the “Employment Agreement”) providing for a base salary of $425,000 per year and a one-time restricted stock award with an initial value of $300,000 vesting over three years. Mr. Fonti will participate in bonus and benefit plans commensurate with those made available to the Company’s other senior executive officers, including 401(k), group life, health, accident and disability insurance coverage; his target bonus for 2025 will be 50% of salary, and any earned amount will be prorated based on his start date. Mr. Fonti will receive an automobile allowance in the amount of $750 per month and the Company will pay for up to $100,000 in relocation expenses (subject to repayment upon a voluntary termination of employment within twelve months of his start date).

If Mr. Fonti’s employment is terminated without cause (as defined in the Employment Agreement), he is entitled to a lump sum payment equal to either (a) if employed for one year or less, three months base salary or (b) if employed for more than one year, one times base salary and average annual bonus in the last three years, as well as a continuation of certain employee benefits including payments for COBRA continuation coverage for a period of 12 months, which benefits are contingent upon his execution of a standard waiver and release of claims. If Mr. Fonti’s employment is terminated under certain circumstances in connection with a change of control (as defined in the Employment Agreement), he will be entitled to a lump sum payment equal to two times base salary and average annual bonus in the last three years, as well as a continuation of certain employee benefits including payments for COBRA continuation coverage for a period of 24 months.

The foregoing is only a summary of Mr. Fonti’s Employment Agreement. A copy of the Employment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 24, 2025, the Company appointed Jeannie Tam as Senior Vice President and Chief Accounting Officer of the Company and the Bank effective July 24, 2025.

Ms. Tam, age 44, brings more than 15 years of financial leadership experience in accounting operations, financial close, and finance transformation within Financial Services. Most recently, she served as Managing Director and Controller at JP Morgan Chase Bank, N.A. where she led the First Republic Bank and JPMorgan finance integration managing accounting operations, financial reporting and SOX compliance. Ms. Tam previously served in various accounting roles at First Republic Bank from 2004 through 2023, and she was appointed Senior Vice President and Controller at First Republic Bank in 2022.

In connection with her appointment, Ms. Tam will receive a base salary of $270,000 per year, a $20,000 new hire signing bonus, and a one-time restricted stock award with an initial value of $60,000 vesting over three years. Ms. Tam will participate in bonus and benefit plans commensurate with those made available to the Company’s other senior executive officers, including 401(k), group life, health, accident and disability insurance coverage.

ITEM 7.01 REGULATION FD DISCLOSURE

On July 24, 2025, the Company issued a press release announcing Mr. Fonti’s accession to the Company’s and the Bank’s executive leadership team. A copy of the press release is attached as Exhibit 99.2 to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the press release be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 8.01OTHER EVENTS

QUARTERLY DIVIDEND

On July 24, 2025, the Company announced that its Board of Directors declared a $0.13 per share quarterly cash dividend to holders of its common stock. The dividend will be paid on August 21, 2025, to shareholders of record at the close of the business day on August 7, 2025. A copy of the press release is attached as Exhibit 99.3 to this Current Report and is incorporated herein by reference.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1	Employment Agreement with Seth Fonti, dated July 24, 2025, filed herewith

99.1	Press Release, dated July 24, 2025, entitled “Heritage Commerce Corp Reports Second Quarter 2025 Financial Results”

99.2	Press Release, dated July 24, 2025, entitled “Heritage Commerce Corp and Heritage Bank of Commerce Appoints Seth Fonti as Chief Financial Officer”

99.3	Press Release, dated July 24, 2025, entitled “Heritage Commerce Corp Declares Regular Quarterly Cash Dividend of $0.13 Per Share”

104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 24, 2025

Heritage Commerce Corp

By: /s/ ROBERTSON CLAY JONES
Robertson Clay Jones
Chief Executive Officer (Duly Authorized Officer)

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